Supplement to the Class A, B and C Shares Prospectus

Credit Suisse Large Cap Value Fund

Credit Suisse Small Cap Core Fund

The following information supercedes certain information contained in the funds' Prospectus.

The following information replaces the information set forth on page 8 of the funds' Prospectus:

PERFORMANCE SUMMARY

The bar charts below and the table on the next page provide an indication of the risks of investing in the funds. The bar chart shows you how performance of each fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares each fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes of shares will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

  *  These funds adopted new investment strategies effective December 1, 2006 so that their holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Investors should be aware that performance information for periods prior to December 1, 2006 does not reflect the current investment strategies. Prior to December 1, 2006, Credit Suisse Small Cap Core Fund was known as "Credit Suisse Small Cap Value Fund."

The following information replaces the table set forth on page 9 of the funds' Prospectus:

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/06:	ONE YEAR 2006	FIVE YEARS 2002-2006	TEN YEARS 1997-2006	LIFE OF CLASS	INCEPTION DATE
LARGE CAP VALUE FUND
CLASS A RETURN BEFORE TAXES	12.27%	7.32%	9.61%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	7.48%	5.44%	7.74%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	11.23%	5.79%	7.77%	—
CLASS B RETURN BEFORE TAXES	14.50%	7.80%	9.47%	—
CLASS C RETURN BEFORE TAXES	17.32%	7.79%	N/A	7.23%	2/28/00
RUSSELL 1000® VALUE INDEX[1] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	22.25%	10.86%	11.00%	9.74%[4]
SMALL CAP CORE FUND
CLASS A RETURN BEFORE TAXES	5.37%	9.94%	10.72%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	2.80%	8.19%	8.58%	—
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	6.79%	8.28%	8.52%	—
CLASS B RETURN BEFORE TAXES	7.40%	10.42%	10.55%	—
CLASS C RETURN BEFORE TAXES	10.06%	10.41%	N/A	13.59%	2/28/00
RUSSELL 2000® INDEX[2] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	18.37%	11.39%	9.44%	5.97%[4]
RUSSELL 2000® VALUE INDEX[3] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	23.48%	15.37%	13.27%	16.06%[4]
STANDARD & POOR'S SMALLCAP 600® INDEX[5] (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	15.12%	12.49%	11.57%	10.28%[4]

  1  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

  2   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by the Frank Russell Company. Investors cannot invest directly in an index.

  3  The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

  4  Performance since 3/1/2000.

  5  The Standard & Poor's SmallCap 600® Index is an unmanaged market-weighted index of 600 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of McGraw-Hill Co, Inc. The Standard & Poor's SmallCap 600® Index became the Fund's benchmark index on December 1, 2006 in connection with its change in investment strategy. Investors cannot invest directly in an index.

Dated: June 29, 2007	USEQVAL-PRO-LOAD-16-0607 2007-010